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                                                                      Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Advanced Photonix, Inc., (the "Company") on Form 10-K for the period ending March 27, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 24, 2005                              /s/ RICHARD KURTZ
------------------                         -------------------------------------
Date                                       Richard Kurtz
                                           Chairman, Chief Executive Officer and
                                           Acting Chief Financial Officer